UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021 (October 20, 2021)

BULL HORN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 S. Pointe Drive, Suite TH-1, Miami Beach, FL	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 671-3341

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BHSE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one-half of one Ordinary Share at an exercise price of $11.50	BHSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On October 20, 2021, the Board of Directors of Bull Horn Holdings Corp. (the “Company”) approved (as required by the rules of The Nasdaq Stock Market) the scheduling of the Company’s 2021 annual meeting of shareholders (the “2021 Annual Meeting”) for December 16, 2021. The Company has set a deadline of October 29, 2021 for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2021 Annual Meeting, which date the Company has determined to be a reasonable time before it expects to begin to print and sent its proxy materials. In order to be considered timely, any such proposal must be received by the Company at its principal executive offices at 801 S. Pointe Drive, Suite TH-1, Miami Beach, FL 33139, and addressed to the attention of the corporate secretary, no later than 5:00 p.m. Eastern Standard Time on October 29, 2021. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting. This deadline will also apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a- 4(c) under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2021

Bull Horn Holdings Corp.

By:	/s/ Christopher Calise
Name: Christopher Calise
Title: Chief Financial Officer

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